UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2022

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Executive Vice President of Refining and Logistics

Effective April 25, 2022, Richard Creamer was appointed as Executive Vice President of Refining and Logistics of Par Pacific Holdings, Inc. (the “Company” or “Par Pacific”). Mr. Creamer, age 56, previously served as Vice President and Refinery Manager for HF Sinclair Corporation for the El Dorado, Kansas refinery from October 2021 until April 2022. Prior to that, he served as the Vice President and Refinery Manager for Par Pacific at the Kapolei, Hawaii refinery from August 2017 until October 2021. Previously, he served in a variety of operations and engineering leadership roles throughout the Texas Gulf Coast with Flint Hills Resources, Invista, LyondellBasell, and Koch Industries. Mr. Creamer holds a bachelor’s degree in Chemical Engineering from Texas Tech University.

Mr. Creamer is entitled to receive an annual base salary of $420,000 paid in accordance with the Company’s payroll practices. Mr. Creamer is also eligible to receive an annual performance bonus, depending upon his performance and the Company’s profitability. Mr. Creamer’s target bonus is 75% of his annual base salary. Mr. Creamer is also eligible to participate in an annual stock-based incentive plan under which Mr. Creamer may be awarded restricted stock at the end of each year, subject to certain performance goals.

Mr. Creamer is also eligible to participate in any benefit plans that may be offered from time to time by the Company to its employees generally and in the Company’s 401(k) plan, in each case subject to his satisfaction of the applicable eligibility provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	April 29, 2022	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Vice President, General Counsel, and Secretary

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